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                                                                 EXHIBIT 10.10.6



                                    WESTCORP

              EMPLOYEE STOCK OWNERSHIP PLAN AND SALARY SAVINGS PLAN

            (As Amended and Restated Effective as of January 1, 2001)

                                AMENDMENT NO. SIX



WHEREAS, WESTCORP, a California corporation (the "Company") established the Westcorp Employee Stock Ownership Plan and Salary Savings Plan (the "Plan"), effective as of January 1, 1975, for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the Company adopted the 2001 Restatement of the Plan effective as of January 1, 2001 and the Plan was amended thereafter on five separate occasions; and

WHEREAS, Section 17.1 of the Plan gives the Administrative Committee of the Plan the authority to amend the Plan; and

WHEREAS, the Administrative Committee has determined that it is in the best interest of the Plan's participants and their beneficiaries that the Plan be amended as set forth herein.

NOW, THEREFORE, pursuant to resolutions adopted by the Plan's Administrative Committee, the Plan is hereby amended effective as of November 1, 2003 as follows:

1.    Section 2.1 is hereby amended in its entirety to read as follows:

      "Account. "Account" or "Accounts" shall mean the following Accounts maintained for each Participant:

            (a)   Salary Savings Contribution Account,
            (b)   Rollover Account,
            (c)   ESOP Contribution Account,
            (d)   ESOP Dividend Received Account,
            (e)   ESOP Dividend Reinvestment Account, and
            (f)   Employer Matching Contribution Account."
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2.    Section 2.13 is hereby amended in its entirety to read as follows:

            "Company. "Company" or "Employer" shall mean Westcorp and any other Affiliated Companies (or similar entities) which may be included within the coverage of the Plan with the consent of the Administrative Committee."

3. Subsections 4.7(b) and (c) and (d) are hereby amended in their entirety to read as follows:

            "(b) Each Participant, or, in the event of his death, his Beneficiary, shall have the right to instruct the Trustee in writing as to the manner in which to vote the vested and unvested shares of Company Stock allocated to his ESOP Contribution Account and ESOP Dividend Reinvestment Account and his proportionate share of the shares of Company Stock allocated to all Participants' ESOP Contribution Accounts and ESOP Dividend Reinvestment Accounts for which other Participants have not given timely instructions regarding voting to the Trustee as described herein, at any shareholders' meeting of the Company.

            The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant or Beneficiary the information distributed to shareholders of the Company in connection with any such shareholders' meeting, together with a form requesting confidential instructions to the Trustee on how such shares of Company Stock shall be voted on each such matter. Upon timely receipt of such instructions, the Trustee shall, on each such matter, vote as directed the appropriate number of shares (including fractional shares) of Company Stock.

            Except as otherwise required by applicable law, the instructions received by the Trustee from Participants or Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged to any person, including employees, officers and directors of the Company or any Affiliated Company; provided however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other persons providing services to the Plan if such person (i) is not the Company, an Affiliated Company, or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Company or any Affiliated Company.



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            An individuals proportionate share of unvoted shares of Company
            Stock for purposes of the first paragraph of this Section 4.7(b) shall be a fraction, the numerator of which shall be the number of shares held in such individual's ESOP Contribution and ESOP Dividend Reinvestment Accounts and the denominator of which shall be the aggregate number of shares held in all such ESOP Contribution and ESOP Dividend Reinvestment Accounts for which timely instructions are provided to the Trustee.

            (c) Each Participant, or in the event of his death, his Beneficiary, shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to the shares of Company Stock allocated to his ESOP Contribution and ESOP Dividend Reinvestment Accounts. The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant or Beneficiary the information distributed to shareholders of the Company in connection with any such tender or exchange offer, together with a form requesting confidential instructions to the Trustee on how to respond to such tender or exchange offer.

            Upon timely receipt of such instructions, the Trustee shall respond as directed with respect to such shares of Company Stock. If, and to the extent that, the Trustee shall not have received timely instructions from any individual given an right to instruct the Trustee with respect to shares of Company Stock by the first sentence of this Section 4.7(c), such individual shall be deemed to have timely instructed the Trustee not to tender or exchange such shares of Company Stock. Except as otherwise required by applicable law, the instructions received by the Trustee from Participants or Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged to any person, including employees, officers and directors of the Company or any Affiliated Company; provided however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other persons providing services to the Plan if such person (i) is not the Company, an Affiliated Company, or any employee, officer or director thereof, and (ii) agrees not to divulge such



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            directions to any other person, including employees, officers and directors of the Company or any Affiliated Company.

            (d) Each Participant shall be entitled to the diversification rights described in subsections (1) and (2) of this section 4.7(d) whichever will yield the greater number of stock to be diversified. Diversification rights shall apply to Company Stock allocated to the Participant's ESOP Contribution and ESOP Dividend Reinvestment Accounts after December 31, 1986.

            (1) Each Participant will have the diversification rights described in this subsection 4.7(d)(1) beginning with the first Plan Year in which the Participant has both attained age thirty-five (35) and has completed ten (10) years of participation in the Plan.

                  (i) In the Plan Year in which the Participant has both attained age thirty-five (35) and completed ten (10) years of participation in the Plan, such Participant may elect to transfer an amount of up to ten percent (10%) of his combined applicable ESOP Contribution and ESOP Dividend Reinvestment Accounts to the investment options provided under the Plan for Participants' Salary Savings Contribution Accounts.

                  (ii) Each Plan Year thereafter, such Participant may elect to transfer an additional ten percent (10%) of his combined applicable ESOP Contribution and ESOP Dividend Reinvestment Accounts to the investment options provided under the Plan for Participants' Salary Savings Contribution Accounts. For these purposes, stock previously diversified is taken into account for purposes of determining the number of shares in the Participant's combined applicable ESOP Contribution and ESOP Dividend Reinvestment Accounts. The diversification rights granted in this subsection (1) are not cumulative, i.e., if a Participant does not elect to diversify any Company Stock, or diversifies



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                        less than the number of shares which such Participant is
                        eligible to diversify, in a year in which the Participant is eligible to do so, he may not diversify more than ten percent (10%) of his combined applicable ESOP Contribution and ESOP Dividend Reinvestment
                        Accounts in a subsequent Plan Year.

                  (iii) A diversification election for a Plan Year must be made in writing and filed with the Administrative Committee on or before March 31 of the following Plan Year.

      (2) Each Participant shall have the diversification rights described in this subsection 4.7(d)(2) beginning with the first Plan Year in which the Participant as both attained age fifty-five (55) and completed ten (10) years of Participation in the Plan. For purposes of determining the number of shares in the Participant's combined applicable ESOP Contribution and ESOP Dividend Reinvestment Accounts, shares previously diversified pursuant to subsection 4.7(d)(1) are taken into account. For purposes of determining shares previously diversified under this Section 4.7(d)(2), shares diversified pursuant to subsection 4.7(d)(1) are not taken into account.

            (i) For each of the first five (5) Plan Years the Participant may elect to transfer an amount up to twenty-five percent (25%) of his combined applicable ESOP Contribution and ESOP Dividend Reinvestment Accounts, less any amounts previously diversified under this Section 4.7(d)(2), to the investment options provided under the Plan for Participants' Salary Savings Contribution Accounts.

            (ii) For the sixth (6th) Plan Year, the Participant may elect to transfer an amount up to fifty (50%) of his combined applicable ESOP Contribution and ESOP Dividend Reinvestment Accounts, less any amounts previously





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                  diversified under this subsection 4.7(d)(2), to other
                  investment options provided under the Plan for Participants' Salary Savings Contribution Accounts.

            (iii) A diversification election for a Plan Year must be made in writing and filed with the Administrative Committee within ninety (90) days after the close of such Plan Year.

      (3) The proceeds resulting from a diversification election shall be transferred to the Participant's Salary Savings Contribution Account."

4. Section 4.7 is hereby amended to add a new subsection 4.7(e) to read as follows:

      "(e)  ESOP Dividend Elections.

            (i) The election provided in this subsection 4.7(e) shall apply only to cash dividends paid by the Company on Company Stock credited to the ESOP Contribution Accounts and ESOP Dividend Reinvestment Accounts of Participants ("ESOP Dividends"). As soon as administratively feasible after the Plan's receipt of an ESOP Dividend, such dividend shall be allocated to Participants' ESOP Dividend Received Accounts. With respect to an ESOP Dividend, the allocation to each Participant's ESOP Dividend Received Account shall be in an amount equal to the cash dividend paid on Company Stock credited to that Participant's ESOP Contribution and ESOP Dividend Reinvestment Accounts as determined by the Administrative Committee as of the record date of the dividend. The "ESOP Dividend Received Account" of a Participant shall mean a Participant's individual account in the Trust Fund in which is held his or her allocated share of ESOP Dividends pending the implementation of the Participant's ESOP Dividend Election as described in this subsection 4.7(e).

            (ii) Subject to the provisions of this subsection 4.7(e), Participants shall have the right to elect to (a) receive a cash payment from the Plan equal to the ESOP Dividends received by the Plan with respect to that number of shares of Company Stock credited to their ESOP Contribution



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            Accounts and ESOP Dividend Reinvestment Accounts as determined by the Administrative Committee as of the record date of such a dividend (a "Cash Payment Election") or (b) direct that such dividends be reinvested in Company Stock which shall be credited to their ESOP Dividend Reinvestment Accounts (a "Reinvestment Election"). Such an election shall be referred to herein as an ESOP Dividend Election. The "ESOP Dividend Reinvestment Account" of a Participant shall mean a Participant's individual account in the Trust Fund in which is held his or her allocated share of Company Stock and cash, as determined pursuant to subsection 4.7(e)(vii) below, attributable to ESOP Dividends for which such Participant made a Reinvestment Election.

            (iii) A Participant's ESOP Dividend Election shall be irrevocable as of Noon Pacific Standard Time on the day preceding the date such a dividend is paid by the Company.

            (iv) Subject to the provisions of the preceding paragraph, a Participant may make an ESOP Dividend Election at any time on a form provided by the Administrative Committee for such purpose or by such other means as may be determined by the Administrative Committee and such election shall apply to all ESOP Dividends paid by the Company after the date such election is received by the Company's Human Resources Department unless the Participant submits a new ESOP Dividend Election.

            (v) If a Participant does not submit a valid ESOP Dividend Election on the form or using other means as may be determined by the Administrative Committee for such purpose so that it is received by the Company's Human Resources Department on or before the date and time specified in subsection (iii) above, the Participant shall be deemed to have made a Reinvestment Election.

            (vi) Participants shall at all times be 100% vested in balance of their ESOP Dividend Reinvestment and ESOP Dividend Received Accounts.

            (vii) The aggregate of all ESOP Dividends received by the Plan for which Participants have made Reinvestment Elections shall be invested in





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            whole shares of Company Stock as soon as administratively feasible following the date on which such elections become irrevocable. No fractional shares shall be purchased. If the Committee determines that it is not prudent to purchase all of such shares on the same day and at the same price, all of such shares will be deemed to have been purchased at the Average Share Price of such shares. The Average Share Price shall be determined by dividing the aggregate purchase price of such shares by the number of such shares. Such shares and any cash remaining out of such ESOP Dividends shall be allocated to the ESOP Dividend Reinvestment Accounts of those Participants who made a Reinvestment Election with respect to such ESOP Dividend in the same proportion as each Participant's ESOP Dividend bears to the aggregate ESOP Dividend of all Participant's ESOP Dividend's for which a Reinvestment Election was made.

            (viii) The amount allocated to a Participant's ESOP Dividend Received Account with respect to an ESOP Dividend for which such Participant has made a Cash Payment Election shall be paid out of such account to the Participant as soon as administratively feasible following the date upon which such election becomes irrevocable with respect to such dividend."

5.    Section 7.3 is hereby amended in its entirety to read as follows:

            "Fully Vested Accounts. A Participant shall always be one hundred percent (100%) vested in his Salary Savings Contribution, Rollover Contribution, ESOP Dividend Received, ESOP Dividend Reinvestment and Hammond Company Matching Accounts."

6. Subsection 8.9(d)(ii) is hereby amended in its entirety to read as follows:

            "The Participant has obtained all distributions, other than Hardship Distributions, and all nontaxable loans currently available under all tax-qualified retirement plans maintained by the Company and has made a Cash Payment Election pursuant to Section 4.7(d) of this Plan with respect to all ESOP Dividends currently available.



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7. In adopting this Amendment, the Company's intent is to maintain the qualified status of the Plan and the tax exemption of its related trust under the Code. Accordingly, the provisions of this Amendment shall be interpreted in a manner consistent with the continued qualification of the Plan and the tax exemption of the trust. Additionally, nothing in this Amendment shall be deemed or be applied to reduce or eliminate any benefit that is protected under section 411(d)(6) of the Code or the corresponding provisions of Title I of the Employee Retirement Income Security Act of 1974. The approval and adoption of this amendment is conditioned upon receipt of a determination letter from the Internal Revenue Service that the Plan, as amended herein, meets the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the Administrative Committee of the Westcorp Employee Stock Ownership Plan and Salary Savings Plan has adopted this Amendment No. Six on the _______ day of October, 2003.

                                    ADMINISTRATIVE COMMITTEE OF THE
                                    WESTCORP EMPLOYEE STOCK OWNERSHIP PLAN
                                    AND SALARY SAVINGS PLAN



                                    By:
                                        --------------------------------------
                                          Shaunna Monticelli, Chairman
                                          Administrative Committee
                                          Westcorp Employee Stock
                                          Ownership Plan
                                          and Salary Savings Plan



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